Global X Auto ETF (VROM)

a series of the

Global X Funds

Supplement dated September 21, 2012

to the Prospectus and Summary Prospectus

dated March 1, 2012

The Board of Trustees of the Global X Funds Trust (“Trust”), based upon the recommendation of Global X Management Company, LLC (“Adviser”), the Trust’s adviser, on September 20, 2012, determined to liquidate and terminate the Global X Auto ETF (the “Fund”). Due to the Fund’s low levels of assets and the expectation that the assets of the Fund will not grow sufficiently in the foreseeable future, the Adviser believes that it is in the best interest of the Fund and its shareholders for the Fund’s business and operations not to continue. After considering all of the information presented to the Board, the Board concluded that it would be in the best interests of the Fund and its shareholders to liquidate and terminate the Fund.  As of the close of regular trading on the NYSE on October 18, 2012 (“Closing Date”), the shares of the Fund will cease trading on the NYSE and will be closed to purchases by investors.

Shareholders may sell their holdings in the Fund prior to the Closing Date and customary brokerage charges may apply to these transactions.  However, from October 19, 2012, through October 26, 2012 (“Liquidation Date”), shareholders only may be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for the Fund’s shares during this time period. Prior to the Closing Date, the Fund will be in the process of winding up its operations in an orderly fashion and liquidating its portfolio. This necessary process will result in the Fund not tracking its underlying index and increasing its cash holdings, which may not be consistent with the Fund’s investment objective and strategy.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed their shares. These distributions are taxable events. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. Once the distributions are complete, the Fund will terminate. The Adviser will bear all fees and expenses that may be incurred in connection with the liquidation of the Fund and the distribution of cash proceeds to investors in the Fund, other than brokerage fees and expenses.

For more information, please contact the Fund at 1-888-493-8631.

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